                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated March 1, 1997, (97-2), between the Company and Firstar Bank, Minnesota, National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from March 1, 1997 to March 31, 1997 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of April, 1997.

                                  GREEN TREE FINANCIAL CORP.



                              BY: /s/Phyllis A. Knight
                                  ---------------------------
                                 Phyllis A. Knight

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                  5.6175%,6.00%,6.42%,6.66%,6.91%,7.24%,7.62%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-2
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                MONTHLY REPORT
                                  MARCH 1997

                                 CUSIP#'S     393505-SN3,SP8,SQ6,SR4,SS2,ST0,SU7
                                 TRUST ACCOUNT #80-4671500
                                 REMITTANCE DATE: 4/15/97

                                                  Total            $Per $1,000
                                                  Amount             Original
                                                ----------       ---------------
Class A Certificates
--------------------
(1a) Amount available (including Monthly
     Servicing Fee)                           $3,769,468.26

(b)  Class M-1 Interest Deficiency Amount
     (if any) and Class B-1 Interest
     Deficiency Amount (if any) withdrawn
     for prior Remittance Date                         0.00

(c)  Amount Available after giving effect to
     withdrawal of Class M-1 Interest
     Deficiency Amount and B-1 Interest
     Deficiency Amount for prior Remittance
     Date                                      3,769,468.26

A.   Interest
     (2)  Aggregate Interest
          a. Class A-1 Remittance Rate(5.6175%)      5.6175%
          b. Class A-1 Interest                   59,292.71         2.34062490
          c. Class A-2 Remittance Rate(6.00%)          6.00%
          d. Class A-2 Interest                   15,705.00         2.50000000
          e. Class A-3 Remittance Rate(6.42%)          6.42%
          f. Class A-3 Interest                  200,929.95         2.67500000
          g. Class A-4 Remittance Rate(6.66%)          6.66%
          h. Class A-4 Interest                  183,072.30         2.77500000
          i. Class A-5 Remittance Rate(6.91%)          6.91%
          j. Class A-5 Interest                  261,889.00         2.87916667
          k. Class A-6 Remittance Rate(7.24%)          7.24%
          l. Class A-6 Interest                  202,789.38         3.01666662
          m. Class A-7 Remittance Rate (7.62%
             unless the Weighted Average
             Contract rate is less than 7.62%)        7.62%
          n. Class A-7 Interest                 433,758.98          3.17500004

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                  5.6175%,6.00%,6.42%,6.66%,6.91%,7.24%,7.62%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-2
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                MONTHLY REPORT
                              MARCH 1997 - Page 2

                                 CUSIP#'S     393505-SN3,SP8,SQ6,SR4,SS2,ST0,SU7
                                 TRUST ACCOUNT #80-4671500
                                 REMITTANCE DATE: 4/15/97

                                                     Total $        Per $1,000
                                                     Amount          Original
                                                   -----------    --------------
3) Amount applied to:
          a. Unpaid Class A Interest
               Shortfall                                   .00               .00

(4)Remaining:
          a. Unpaid Class A Interest
               Shortfall                                   .00               .00

B.   Principal
     (5)  Formula Principal Distribution
           Amount                                 2,148,569.48               N/A
          a. Scheduled Principal                     88,741.37               N/A
          b. Principal Prepayments                1,343,909.89               N/A
          c. Liquidated Contracts                          .00               N/A
          d. Repurchases                                   .00               N/A
          e. Current Month Advanced Principal       715,918.22               N/A
          f. Prior Month Advanced Principal                .00               N/A

     (6)  Pool Scheduled Principal Balance      548,567,348.74

   (6b)   Adjusted Pool Principal Balance       547,851,430.52      996.09351004
   (6c)   Pool Factor                               0.99609351

    (7)   Unpaid Class A Principal Shortfall
      (if any)following prior Remittance date              .00

   (8)    Class A Percentage for such Remittance
          Date                                           92.50%

   (9)    Class A Percentage for the following
          Remittance Date                                92.47%

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                  5.6175%,6.00%,6.42%,6.66%,6.91%,7.24%,7.62%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-2
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                MONTHLY REPORT
                              MARCH 1997 - Page 3

                                 CUSIP#'S     393505-SN3,SP8,SQ6,SR4,SS2,ST0,SU7
                                 TRUST ACCOUNT #80-4671500
                                 REMITTANCE DATE: 4/15/97

(10) Class A Principal Distribution:
     a. Class A-1                                  2,148,569.48   84.81641718
     b. Class A-2                                           .00           .00
     c. Class A-3                                           .00           .00
     d. Class A-4                                           .00           .00
     e. Class A-5                                           .00           .00
     f. Class A-6                                           .00           .00


                                                    Total $        Per $1,000
                                                     Amount         Original
                                                  -----------     -------------
   (11)   Class A-1 Principal Balance           23,183,430.52      915.18358282
  (11a)Class A-1 Pool Factor                        .91518358

  (12) Class A-2 Principal Balance               6,282,000.00      1000.0000000
  (12a)Class A-2 Pool Factor                       1.00000000

  (13)    Class A-3 Principal Balance           75,114,000.00      1000.0000000
  (13a)Class A-3 Pool Factor                       1.00000000

  (14) Class A-4 Principal Balance              65,972,000.00      1000.0000000
  (14a)Class A-4 Pool Factor                       1.00000000

  (15) Class A-5 Principal Balance              90,960,000.00      1000.0000000
  (15a)Class A-5 Pool Factor                       1.00000000

  (16) Class A-6 Principal Balance              67,223,000.00      1000.0000000
  (16a)Class A-6 Pool Factor                       1.00000000

  (17) Class A-7 Principal Balance             136,617,000.00      1000.0000000
  (17a)Class A-7 Pool Factor                       1.00000000

(18) Unpaid Class A Principal Shortfall
  (if any) following current Remittance
   Date                                                   .00

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                  5.6175%,6.00%,6.42%,6.66%,6.91%,7.24%,7.62%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-2
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                MONTHLY REPORT
                              MARCH 1997 - Page 4

                                 CUSIP#'S     393505-SN3,SP8,SQ6,SR4,SS2,ST0,SU7
                                 TRUST ACCOUNT #80-4671500
                                 REMITTANCE DATE: 4/15/97

C.   Aggregate Scheduled Balances and Number of Delinquent
     Contracts as of Determination Date


        (19)   31-59 days                        626,211.18               10

        (20)   60 days or more                    28,296.08                2

        (21)   Current Month Repossessions        31,696.73                1

        (22)   Repossession Inventory             31,696.73                1

        (23)   Weighted Average Contract Rate      10.13745

Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in May 2001)

(24) Average Sixty-Day Delinquency Ratio Test

     (a) Sixty-Day Delinquency Ratio for current Remittance Date         .01%

     (b) Average Sixty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two preceding
         months; may not exceed 3.5%)                                    n/a%

(25) Average Thirty-Day Delinquency Ratio Test

     (a) Thirty-Day Delinquency Ratio for current Remittance Date        .11%

     (b) Average Thirty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two preceding
         months; may not exceed 5.5%)                                    n/a%

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                  5.6175%,6.00%,6.42%,6.66%,6.91%,7.24%,7.62%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-2
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                MONTHLY REPORT
                              MARCH 1997 - Page 5

                                 CUSIP#'S     393505-SN3,SP8,SQ6,SR4,SS2,ST0,SU7
                                 TRUST ACCOUNT #80-4671500
                                 REMITTANCE DATE: 4/15/97

(26)Cumulative Realized Losses Test
     (a)  Cumulative Realized Losses for the current Remittance Date
          (as a percentage of Cut-off Date Pool Principal Balance; may not exceed 5.5% from April 1, 2001 to Mar 31, 2002, 6.5%
          from April 1, 2002 to Mar.31, 2003, 8.5% from April 1, 2003
          to Mar. 31, 2004 and and 9.5% thereafter)                          0%

(27) Current Realized Losses Test
     (a)  Current Realized Losses for current Remittance Date              .00

     (b)  Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by
          arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
          may not exceed 2.25%)                                              0%

(28) Class M-1 Principal Balance Test
     (a)  The sum of Class M-1 Principal Balance and Class B Principal
          Balance (before distributions on current Remittance Date)
          divided by Pool Scheduled Principal Balance as of preceding
          Remittance Date (must equal or exceed 23.25%)                  15.00%

(29) Class B Principal Balance Test
     (a)  Class B Principal Balance (before any distributions on current Remittance Date) as of such Remittance date greater
          than $7,437,576.00                                               .00

     (b)  Class B Principal Balance (before any distributions
          on current Remittance Date) divided by pool Scheduled
          Principal Balance as of preceding Remittance Date is
          equal to or greater than 11.25%                                 7.50%

                       GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.54%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-2
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                              MARCH 1997 - Page 6

                             CUSIP#'S  393505-SV5
                             TRUST ACCOUNT #80-4149300
                             REMITTANCE DATE: 4/15/97

                                                       Total      $Per $1,000
                                                       Amount       Original
                                                     ---------  ---------------
CLASS M1 CERTIFICATES
---------------------
(30)  Amount available (including Monthly
      Servicing Fee)                                263,461.46

A.    Interest
 (31) Aggregate interest
      a.   Class M-1 Remittance Rate (7.54%,
           unless Weighted Average Contract
           Rate is below 7.54%)                           7.54%
      b.   Class M-1 Interest                       129,593.75        3.14166667

 (32) Amount applied to Class M-1 Interest
       Deficiency Amount                                   .00                 0

 (33) Remaining unpaid Class M-1 Interest
       Deficiency Amount                                   .00                 0

 (34) Amount Applied to:
      a.   Unpaid Class M-1 Interest Shortfall             .00                 0

 (35) Remaining:
      a.   Unpaid Class M-1 Interest Shortfall             .00                 0

 B.   Principal
 (36) Formula Principal Distribution Amount                .00               N/A
      a.   Scheduled Principal                             .00               N/A
      b.   Principal Prepayments                           .00               N/A
      c.   Liquidated Contracts                            .00               N/A
      d.   Repurchases                                     .00               N/A

 (37) Class M-1 Principal Balance                41,250,000.00     1000.00000000
 (37a)Class M-1 Pool Factor                         1.00000000

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.56%,8.05%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-2
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                              MARCH 1997 - Page 7

                           CUSIP#'S   393505-SW3,SX1
                           TRUST ACCOUNT #80-4671500
                           REMITTANCE DATE: 4/15/97

(38) Class M-1 Percentage for such Remittance
     Date                                           .00%

                                                         Total $     Per $1,000
                                                          Amount      Original
                                                        ---------- -------------
(39)Class M-1 Principal Distribution:
     a.   Class M-1 (current)                                  .00    0.00000000
     b.   Unpaid Class M-1 Principal Shortfall
          (if any) following prior Remittance
          Date                                                 .00

(40) Unpaid Class M-1 Principal Shortfall
     (if any) following current Remittance Date                .00

(41) Class M-1 Percentage for the following
     Remittance Date                                           .00%

Class B1 Certificates
---------------------
(1)  Amount Available less the Class A
     Distribution Amount and Class M-1
     Distribution amount (including Monthly
     Servicing Fee)                                     133,867.71

(2)  Class B-1 Remittance Rate (7.56% unless
     Weighted Average Contract Rate is below 7.56%)           7.56%

(3)  Aggregate Class B1 Interest                         69,300.00    3.15000000

(4)  Amount applied to Unpaid Class
     B1 Interest Shortfall                                     .00           .00

(5)  Remaining unpaid Class B1
     Interest Shortfall                                        .00           .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.56%,8.05%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-2
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                              MARCH 1997 - Page 8

                           CUSIP#'S   393505-SW3,SX1
                           TRUST ACCOUNT #80-4671500
                           REMITTANCE DATE: 4/15/97


(6)  Amount applied to Class B1 Interest
     Deficiency Amount                                     .00

(7)  Remaining Unpaid Class B-1 Interest
     Deficiency Amount                                     .00

(8)  Unpaid Class B1 Principal Shortfall
     (if any) following prior Remittance Date              .00

(8a) Class B Percentage for such Remittance Date           .00


                                                  Total  $        Per $1,000
                                                   Amount          Original
                                                ------------    --------------
(9)Current Principal (Class B Percentage of
   Formula Principal Distribution Amount)                  .00

(10a) Class B1 Principal Shortfall                         .00

(10b) Unpaid Class B1 Principal Shortfall                  .00

(11)  Class B Principal Balance                  41,250,000.00

(12)  Class B1 Principal Balance                 22,000,000.00


Class B2 Certificates
---------------------
(13)  Remaining Amount Available                     64,567.71

(14)  Class B-2 Remittance Rate (8.05%
      unless Weighted Average Contract
      Rate is less than 8.05%)                            8.05%

(15)  Aggregate Class B2 Interest                    64,567.71    3.35416675

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.56%,8.05%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-2
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                              MARCH 1997 - Page 9

                           CUSIP#'S   393505-SW3,SX1
                           TRUST ACCOUNT #80-4671500
                           REMITTANCE DATE: 4/15/97

(16)  Amount applied to Unpaid Class
      B2 Interest Shortfall                              .00            .00

(17)(Remaining Unpaid Class B2 Interest Shortfall        .00            .00

(18)Unpaid Class B2 Principal Shortfall
    (if any) following prior Remittance Date             .00

(19)Class B2 Principal Liquidation Loss Amount           .00

(20)Class B2 Principal (zero until Class
    B1 paid down; thereafter, Class B
    Percentage of Formula Principal
    Distribution Amount)                                 .00

(21)Guarantee Payment                                    .00

(22)Class B2 Principal Balance                 19,250,000.00


                                                   Total  $    Per $1,000
                                                    Amount      Original
                                                 ----------- --------------
(23)Monthly Servicing Fee (Deducted from
    Certificate Account balance to arrive at
    Amount Available if the Company or Green
    Tree Financial Corporation is not the
    Servicer; deducted from funds remaining
    after payment of Class A Distribution
    Amount, Class M-1 Distribution Amount,
    Class B-1 Distribution Amount and Class
    B-2 Distribution Amount; if the Company
    or Green Tree Financial Corporation
    is the Servicer)                                     .00

(24) 3% Guarantee                                        .00

(25) Class C Residual Payment                            .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.56%,8.05%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-2
                              CLASS BCERTIFICATES
                                MONTHLY REPORT
                             MARCH 1997 - Page 10

                           CUSIP#'S   393505-SW3,SX1
                           TRUST ACCOUNT #80-4671500
                           REMITTANCE DATE: 4/15/97

(26) Class M-1 Interest Deficiency on such
     Remittance Date                                     .00

(27) Class B-1 Interest Deficiency on such
     Remittance Date                                     .00

(28) Repossessed Contracts                         31,696.73

(29) Repossessed Contracts Remaining
     in Inventory                                  31,696.73

(30) Weighted Average Contract Rate                 10.31685